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                                                                   EXHIBIT 10.23


                      SECOND AMENDMENT TO CREDIT AGREEMENT
                             (Triton Systems, Inc.)


     This Second Amendment to Credit Agreement (the or this "Second Amendment") is dated as of April 9, 1997 by and between TRITON SYSTEMS, INC. (the "Borrower"), a Mississippi corporation, and THE FIRST NATIONAL BANK OF BOSTON (the "Bank"), a national banking association.

     NOW, THEREFORE, for the premises herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     I.   BACKGROUND.
          ----------

     The Borrower and the Bank have agreed to amend the definition of "Borrower's IPO" set forth in the Credit Agreement dated as of September 26, 1996, as amended by the First Amendment to Credit Agreement dated as of January 24, 1997 (as amended by the First Amendment to Credit Agreement, the "Original Credit Agreement").

     Capitalized terms used in this Second Amendment and not defined herein shall have the meaning given such terms in the Original Credit Agreement. This Second Amendment, together with the Original Credit Agreement and such other amendments, modifications, supplements or restatements, as may be made from time to time is referred to herein as the "Credit Agreement".

     II.  AMENDMENT TO ARTICLE 2.
          ----------------------

     Section 2.5(b) is hereby amended by deleting the sentence therein contained and hereby inserting the following in lieu thereof:

     "(b) the term `Borrower's IPO' shall mean the following:

          The Borrower has completed an initial public offering of its common stock by registering shares of common stock with the Securities and Exchange Commission and raised, by selling a sufficient number of shares so registered, a minimum amount of Twenty Million Dollars ($20,000,000.00) and the Borrower has received, in good funds, such Twenty Million Dollars ($20,000,000.00) of proceeds."

     III. RATIFICATION.
          ------------

     1. The Loan Documents shall otherwise remain unaltered, ratified, confirmed and in full force and effect. The Borrower also hereby ratifies and confirms the Note.


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     2. The Borrower represents and warrants as follows: there are no defenses, effects, or counterclaims against the obligations to the Bank evidenced by the Note, or the other Loan Documents and to the extent there are any defenses, offsets or counterclaims the same are hereby waived. All of the representations and warranties contained in the Credit Agreement are true, accurate and complete in all material respects as of the date hereof except for such representations and warranties which addressed a specific date certain, which representations and warranties were true as of that date.



                     [Rest of Page Intentionally Left Blank]


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         [SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT TRITON]


     IN WITNESS WHEREOF the parties hereto have set their hand and seal as of the date first above written.



WITNESS:                            TRITON SYSTEMS, INC.



/s/ Faith G. Lee                    By: /s/ Jeffrey A. Baudrowski
-----------------------                 -----------------------------------
                                        Name: Jeffrey A. Baudrowski
                                        Title: Chief Financial Officer




WITNESS:                            THE FIRST NATIONAL BANK OF BOSTON



                                    By: /s/ Randall L. Wehling
-----------------------                 -----------------------------------
                                        Name: Randall L. Wehling
                                        Title: Vice President